Exhibit 99.1

Agility Robotics and Churchill Capital Corp XI S-4 Registration Statement Declared Effective by SEC in
Connection with Proposed Business Combination

Churchill XI has set a shareholder meeting date of November 2, 2026 to approve the proposed business combination and related matters.

Transaction expected to create the only U.S. publicly listed pure-play humanoid company with proven, active commercial deployments.

Agility expected to trade under ticker symbol AGLT following closing.

SALEM, Ore. and NEW YORK – Oct. 13, 2026 — Agility Robotics, Inc. (“Agility” or the “Company”), a leading humanoid robotics and physical AI company, today announced that its joint registration statement on Form S-4 (the “Registration Statement”) with Churchill Capital Corp XI (Nasdaq: CCXI) (“Churchill XI”), filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination between Agility and Churchill XI, was declared effective by the SEC on October 13, 2026. This represents an important step in the process toward completion of the previously disclosed proposed business combination between Agility and Churchill XI. Churchill XI has set a meeting date of November 2, 2026 for its extraordinary general meeting to approve the proposed business combination and related matters.

Agility develops humanoid robotics and physical AI systems that augment the human workforce by automating repetitive and physically demanding tasks. With more than a decade of development, Agility has established itself as one of the only humanoid robotics companies with multiple years of operational experience in real customer environments, with commercial deployments and agreements across leading enterprises, including Schaeffler, GXO, and Toyota Motor Manufacturing Canada. Earlier generations of Digit have accumulated more than 65,000 hours of real-world operation, generating proprietary deployment data that informs the Company’s physical AI capabilities and supports continuous improvements in robot performance, reliability, and skills. The recently unveiled Digit 5 is engineered for cooperative safety, with the goal of enabling robots to work in close proximity to people and automate a broader range of industrial workflows. Supporting commercial scale are Agility Arc, the Company’s cloud-based automation platform for integrating Digit into customer operations and managing robot fleets across facilities, and RoboFab, its humanoid manufacturing facility designed to produce up to 10,000 robots annually. The Company is supported by leading strategic investors and partners across the AI, technology, venture capital, and industrial ecosystem, including DCVC, NVIDIA, SoftBank Vision Fund 2, Schaeffler, Foxconn, Abico, and Playground Global.

The combination of proven commercial deployments, growing customer demand, proprietary physical AI capabilities, cooperative safety leadership, and integrated deployment and manufacturing infrastructure positions Agility to capitalize on the growing adoption of humanoid robotics.

The proposed business combination is expected to provide more than $620 million in gross proceeds, including approximately $424 million of cash held in Churchill XI’s trust account (assuming no redemptions by Churchill XI shareholders) and approximately $200 million of incremental capital through a common stock PIPE led by Foxconn, with participation from leading existing and new institutional investors. Agility intends to use the transaction proceeds to fulfill existing customer orders, expand commercial deployments, scale production of Digit 5, and continue investing in its integrated platform spanning robotics, physical AI, software, safety systems, and manufacturing infrastructure.

Agility is approaching its public listing with significant momentum, supported by key commercial, technology, and organizational milestones achieved in 2026:

●	Unveiled Digit 5, backed by more than $300 million in committed orders (subject to the satisfaction of certain contractual milestones, product features and/or specifications) and on track for early access customer availability in early 2027, introducing its next-generation humanoid robot designed for cooperatively safe work at scale, with planned improvements in lifting capacity, battery performance, and dexterity to address a broader range of commercial applications.

●	Selected by NVIDIA as the launch partner for NVIDIA Halos, the industry’s first full-stack safety system for physical AI and humanoid robotics, building on a longstanding collaboration to advance the safe deployment of humanoid robots at scale.

●	Secured a commercial agreement with Toyota Motor Manufacturing Canada following a successful pilot, establishing a Robot-as-a-Service (“RaaS”) agreement to deploy Digit in manufacturing, supply chain, and logistics operations, with opportunities to expand into additional automotive production workflows.

●	Targeting significant commercial expansion through year-end 2027, with goals to grow its pipeline from more than 30 potential customers currently in active discussions or its Customer Acceleration Program (“CAP”) to approximately 100, and increase committed customer facility deployments from nine today to up to 25.

●	Expanded the infrastructure to develop and manufacture humanoid robots at scale, opening a new hardware and physical AI development hub in Fremont, California, in July 2026, complementing its RoboFab facility in Salem, Oregon, which is designed to produce up to 10,000 robots annually.

●	Deepened partnership with FORT Robotics to advance cooperative safety, supporting the development of humanoid robots designed to work alongside people and take on increasingly complex commercial workflows.

●	Announced planned public-company board appointments of Merline Saintil, Derek Aberle, and Pierre Gentin, bringing deep technology, commercialization, and corporate governance experience to support Agility’s next phase of growth.

Upon closing, the combined company is expected to be the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments. The combined company will operate as “Agility” and its common stock is expected to be listed on the Nasdaq Stock Market under the ticker symbol “AGLT.” The business combination remains subject to approval by Churchill XI shareholders and other customary closing conditions, and is expected to close in November 2026.

About Agility

Headquartered in Salem, Oregon, with offices in Pittsburgh, Pennsylvania and Fremont, California, Agility Robotics’ mission is to build robot partners that augment the human workforce. Agility’s groundbreaking general-purpose humanoid robot, Digit, is the first multi-purpose, human-centric robot that is Made for Work® and commercially deployed today. With more than 65,000 hours of real-world operation combined with industry-leading safety standards, we’re pioneering a new era of automation that enhances human potential. To learn more, visit agilityrobotics.com

Agility, the Agility logo, Digit, Agility Arc, RoboFab, and Made for Work are trademarks of Agility Robotics, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

About Churchill Capital Corp XI

Churchill XI is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill XI for their consideration. Churchill XI and Agility have jointly filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which was declared effective by the SEC on October 13, 2026, and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been distributed to Company stockholders and Churchill XI shareholders as of September 14, 2026, the record date established for voting on the proposed transaction, in connection with Churchill XI’s solicitation of proxies for the vote by Churchill XI’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Company stockholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Churchill XI and Agility stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Churchill XI in connection with the proposed transaction, as these documents contain important information about Churchill XI, the Company and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus as well as other documents filed by Churchill XI with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp XI, 640 Fifth Avenue, 14th Floor, New York, NY 10019.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements include statements relating to, without limitation: our ability to consummate the proposed business combination and PIPE and the satisfaction or waiver of the closing conditions set forth in the proposed business combination or PIPE subscription agreements; the occurrence of any other event, change or other circumstances that could give rise to the termination of the proposed business combination or PIPE subscription agreements; projections of market opportunity and market share; estimates of customer adoption rates, market acceptance and usage patterns; projections regarding the Company’s future development plans; the timing and success of the Company’s future development plans; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services; the potential for share price appreciation; the expected timing of the closing of the proposed transaction; the Company’s economic opportunity and total addressable market; the expected amount of gross transaction proceeds; expectations regarding the Company’s ability to attract, retain and expand its customer base; the Company’s expected use of proceeds from the proposed transaction and the PIPE; the Company’s ability to convert orders for Digit 5 into revenue, including the satisfaction of the contractual milestones, product features and specifications to which those orders are subject; the Company’s expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; the Company’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting the Company’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the combined company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company and Churchill XI.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the Company’s, Churchill XI’s or the combined company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; the Company’s historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; the Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill XI’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction, including the approval of Churchill XI’s shareholders; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill XI could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill XI’s public shareholders; the ability of the Company to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or Churchill XI; failure to realize the anticipated benefits of the proposed transaction; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of Churchill XI or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill XI’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by the Company, Churchill XI or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of the Company’s and Churchill XI’s management as of the date of this press release; subsequent events and developments may cause their assessments to change. While the Company and Churchill XI may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect the Company’s and Churchill XI’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s and Churchill XI’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill XI is not an investment in any of Churchill XI’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill XI, which may differ materially from the performance of Churchill XI’s founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill XI, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill XI’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill XI’s shareholders in connection with the proposed transaction are set forth in the definitive proxy statement/prospectus . You can find more information about Churchill XI’s directors and executive officers in Churchill XI’s final prospectus related to its initial public offering filed with the SEC on December 16, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the proxy statement/prospectus . Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Agility Media:

Michael Oldenburg
media@agilityrobotics.com

Agility Investors:

Anthony Rozmus
Investor-relations@agilityrobotics.com

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